EXHIBIT 99.7



THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF INVOLVES A HIGH DEGREE OF RISK. HOLDER MUST RELY ON HIS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE DISCLOSURE DOCUMENTS UNDER THAT CERTAIN SUBSCRIPTION AGREEMENT FOR 6% CONVERTIBLE DEBENTURES ("DEBENTURES") BY AND BETWEEN THE COMPANY AND HOLDER REFERENCED THEREIN AS EXHIBIT E.


Warrant to Purchase
100,465 shares


                        Warrant to Purchase Common Stock
                                       of
                               EA INDUSTRIES, INC.

     THIS CERTIFIES that Swartz Investments, LLC or any subsequent ("Holder") hereof, has the right to purchase from EA INDUSTRIES, INC., a New Jersey corporation (the "Company"), not more than 100,465 fully paid and nonassessable shares of the Company's Common Stock ("Common Stock"), at a price equal to the Exercise Price as defined in Section 3 below, subject to adjustment as provided herein, at any time on or before 5:00 p.m., Atlanta, Georgia time, on July 17, 2003.

     The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1. Date of Issuance.

     This Warrant shall be deemed to be issued on July 17, 1998 ("Date of Issuance").

     2. Exercise.

     (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly completed and executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, EA Industries, Inc., 185 Monmouth Parkway, West Long Branch, NJ 07764-9989, Attention: James S. Crofton, Chief Financial Officer, Telephone No.
(732) 229-1100, Telecopy No. (732) 229-6162, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form attached as Exhibit A ("Exercise Form") sent by facsimile to the Company and its Transfer Agent (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

     (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company and its Transfer Agent, provided that the original Warrant and Exercise Form are received by the Company within five
(5) business days thereafter. The original Warrant and Exercise Form must be received within five (5) business days of the Date of Exercise, or the exercise may, at the Company's option, be considered void. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

     (c) Cancellation of Warrant. This Warrant shall be canceled upon its Exercise, and, as soon as practical after the Date of Exercise, the Holder hereof shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise, and if this Warrant is not exercised in full, the Holder shall be entitled to receive a new Warrant or Warrants (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

     (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to have become the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such shares of Common Stock. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company.

     3. Payment of Warrant Exercise Price.

     The Exercise Price ("Exercise Price") shall equal $2.6875 ("Initial Exercise Price") or, if the Date of Exercise is more than one (1) year after the Date of Issuance, the lesser of (i) the Initial Exercise Price or (ii) the "Lowest Reset Price", as that term is defined below. The Company shall calculate a "Reset Price" on each anniversary date of the Date of Issuance which shall equal one hundred percent (100%) of the average Closing Bid Price (as defined below) of the Company's Common Stock for the five (5) trading days ending on such anniversary date of the Date of Issuance. The "Lowest Reset Price" shall equal the lowest Reset Price determined on an anniversary date of the Date of Issuance preceding the Date of Exercise, taking into account, as appropriate, any adjustments made pursuant to Section 5 hereof.

     Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

     (a) Cash Exercise: cash, bank or cashiers check or wire transfer; or

     (b) Cashless Exercise: surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)/A

where:   X = the number of shares of Common Stock to be issued to Holder.

         Y = the number of shares of Common Stock for which this Warrant is being exercised.

               A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(b), the "Market Price" shall be defined as the average Closing Sale Price (as defined below) of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by Nasdaq or if the Common Stock is not traded on Nasdaq, the Average Closing Price in the over-the-counter market. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the Closing Sale Price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

               B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

As used herein, "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the New York Stock Exchange (the "NYSE") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the NYSE is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of this warrant. If the Company and the holder of this warrant are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the holder of a this warrant.

     As used herein, "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the NYSE as reported by Bloomberg, or, if the NYSE is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the last closing bid price of such security as reported by Bloomberg, or, if no last closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Sale Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the principal amount of the Company's Debentures. If the Company and the holders of Debentures are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the holders of a majority of the outstanding principal amount of Debentures.

     4. Transfer and Registration.

     (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and the Holder of this Warrant shall be entitled to receive a new Warrant or Warrants as to the portion hereof retained.

     (b) Registrable Securities. The Common Stock issuable upon the exercise of this Warrant constitute "Registrable Securities" under that certain Registration Rights Agreement dated on or about July 17, 1998 by and between the Company and Swartz

Investments, LLC and, accordingly, has the benefit of the registration rights pursuant to that agreement.

     5. Anti-Dilution Adjustments.

     (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon Exercise of this Warrant after the record date for the determination of Holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is Exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been Exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

     (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give the Warrant Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

     (c) Distributions. If the Company shall at any time distribute to Holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such Exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been Exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board in its discretion) and the denominator of which is such Exercise Price.

     (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be assumed by the acquiring entity or any affiliate thereof and thereafter this Warrant shall be exerciseable into such class and type of securities or other assets as the Holder would have received had the Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to the Holder hereof of any Corporate Change.

     (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, as it may be reset from time to time, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.001 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.001 or more. No adjustment made pursuant to any provision of this Section 5 shall have the effect of increasing the total consideration payable upon Exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised. Notwithstanding anything to the contrary contained herein, the Exercise Price shall not be reduced to an amount below the par value of the Common Stock.

     (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, the Holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6. Fractional Interests.

        No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

     7. Reservation of Shares.

     The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for Exercise and payment of the Exercise Price of this Warrant. The Company covenants and agrees that upon Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

     8. Restrictions on Transfer.

        (a) Registration or Exemption Required. This Warrant and the Common Stock issuable on Exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act. All shares of Common Stock issued upon Exercise of this Warrant shall bear an appropriate legend to such effect, if applicable.

        (b) Assignment. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

        (c) Investment Intent. The Warrant and Common Stock issuable upon conversion are intended to be held for investment purposes and not with an intent to distribution, as defined in the Act.

     9. Benefits of this Warrant.

     Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder of this Warrant.

     10. Applicable Law.

     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of New Jersey, without giving effect to conflict of law provisions thereof.

     11. Loss of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     12. Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, EA Industries, Inc., 185 Monmouth Parkway, West Long Branch, NJ 07764-9989,
Attention: James S. Crofton, Chief Financial Officer, Telephone No. (732) 229-1100, Telecopy No. (732) 229-6162, with a copy to Richard P. Jaffe, Esq., Mesirov Gelman Jaffe Cramer & Jamieson, LLP, 1735 Market Street, Philadelphia, PA 19103 Telephone: 215-994-1000 Facsimile: 215-994-1111. Notices or demands pursuant to this Warrant to be given or made by the Company to or on the Holder of this Warrant shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, Attn:
Holder, address: c/o Swartz Investments, LLC, 200 Roswell Summit, Suite 285, 1080 Holcomb Bridge Road, Roswell, Georgia 30076, until another address is designated in writing by Holder.

     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 17th day of July, 1998.

                                           EA INDUSTRIES, INC.


                                           By: Howard P. Kamins
                                               --------------------------------
                                               Howard P. Kamins,
                                               Vice President

                                    EXHIBIT A

                                  EXERCISE FORM

                            TO: ___________________.

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock of EA INDUSTRIES, INC., a New Jersey corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of such Common Stock, except in accordance with the provisions of
Section 8 of the Warrant, and consents that the following legend may be affixed to the stock certificates for the Common Stock hereby subscribed for, if such legend is applicable:

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any provincial or state securities law, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of until either (i) a registration statement under the Securities Act and applicable provincial or state securities laws shall have become effective with regard thereto, or (ii) an exemption from registration under the Securities Act or applicable provincial or state securities laws is available in connection with such offer, sale or transfer."

     The undersigned requests that stock certificates for such shares be issued, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below:


Dated:

--------------------------------------------------------------------------------
                         Signature of Registered Holder

--------------------------------------------------------------------------------
                        Name of Registered Holder (Print)


--------------------------------------------------------------------------------
                                     Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered Holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of EA INDUSTRIES, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                              ----------------------------
                                                              Signature


Fill in for new Registration of Warrant:

-----------------------------------------
                  Name

-----------------------------------------
                Address


-----------------------------------------
Please print name and address of assignee
(including zip code number)


--------------------------------------------------------------------------------

NOTICE

The signature to the foregoing Exercise Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

--------------------------------------------------------------------------------